Contract Assets	12 Months Ended
Dec. 31, 2025
Contract Assets [Abstract]
CONTRACT ASSETS

4. CONTRACT ASSETS

Contract assets consist of revenue recognized for performance obligations satisfied but not yet billed to customers, where the Company’s right to consideration is conditional upon factors other than the passage of time.

Contract assets consisted of the following:

	As of December 31,
	2025	2025	2024	2023
	US$	S$	S$	S$
Contract assets:
- Revenue recognized to date	1,809,619	2,326,886	1,298,248	1,370,367

As of December 31, 2025, 2024 and 2023, contract assets were S$2,326,886 (approximately US$1,809,619), S$1,298,248 and S$1,370,367, respectively. The increase was mainly due to a higher volume of work performed but not yet billed at year end. This reflects timing differences between work performed and billing, as certain projects require completion reports or customer approval before invoicing. Contract assets are reclassified to accounts receivable when the right to payment becomes unconditional.

The Company does not have contract liabilities during the fiscal years ended December 31, 2025, 2024 and 2023 due to there were no billings in advance of performance obligation under contracts to the customers.

Contract assets are subject to impairment assessment in accordance with Accounting Standards Codification Topic 326, Financial Instruments—Credit Losses. The Company also regularly monitors outstanding contract assets. Credit approvals and other monitoring procedures are also in place to ensure that follow-up action is taken to recover overdue debts. Furthermore, the Company reviews the recoverable amount of each trade debt on an individual basis at the end of the reporting period to ensure that adequate loss allowance is made for irrecoverable amounts.